UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 30, 2025  (April 30, 2025)

Haverty Furniture Companies, Inc.
(Exact Name of Registrant as Specified in Its Charter)

1-14445
(Commission File Number)

MD	58-0281900
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

780 Johnson Ferry Road, NE, Suite 800
Atlanta, GA 30342
(Address of principal executive offices, including zip code)

(404) 443-2900
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HVT	NYSE
Class A Common Stock	HVTA	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02  Results of Operations and Financial Condition

On April 30, 2025, Haverty Furniture Companies, Inc. (the “Company”) issued a press release announcing its results of operations for the quarter ended March 31, 2025. A copy of the press release is furnished as Exhibit 99.1 and incorporated by reference herein.

The information in this Current Report on Form 8-K, including exhibits, is being furnished to the Securities and Exchange Commission (the “SEC”) pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings with the SEC under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits.  The following exhibit is furnished as part of this Report:

Exhibit Number	Description of Exhibit (Commission File No. 1-14445)
99.1	Press Release dated April 30, 2025 issued by the Company.
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAVERTY FURNITURE COMPANIES, INC.
April 30, 2025	By:	/s/ Brendan P. McGill
Brendan P. McGill Senior Vice President and General Counsel